Exhibit 10.27(i)

FIRST AMENDMENT TO STANDSTILL AND OPTION AGREEMENT

This FIRST AMENDMENT TO STANDSTILL AND OPTION AGREEMENT (this “Amendment”) effective 22nd day of October, 2009 (the “Effective Date”), is made and entered into by and among Baxter Healthcare Corporation, a Delaware Corporation with a place of business at One Baxter Parkway, Deerficld, IL 60015 (“BHC”), Baxter Healthcare S.A., a corporation organized under the laws of Switzerland with a place of business at Thurgauerstrasse 130, 8152 Glattpark (Opfikon) Switzerland (“BHSA”), Baxter Innovations GmbH, a corporation organized under the laws of Austria with a place of business at Industriestrasse 67, 1221 Vienna, Austria (“Innovations” and, together with BHC and BHSA, “Baxter”) and Medgenics, Inc., a Delaware corporation with a place of business at Teradion Business Park, P.O. Box 14, Misgav 20179 Israel (“Medgenics”). Baxter and Medgenics are each sometimes referred to herein as a “Party” and, collectively, as the “Parties”.

BACKGROUND

WHEREAS, BHC and Medgenics entered into that certain Standstill and Option Agreement dated October 22, 2009 (the “Agreement”) pursuant to which inter alia Baxter agreed to fund certain research and development activities to be conducted by Medgenics relating to the application of Medgenics' Biopump Technology to produce human Factor VIII (hFVIII) protein; and

WHEREAS, as the Agreement relates to activities typically conducted by Baxter through certain of its European affiliates, BHC desires to include BHSA and Innovations as Parties to the Agreement and BHSA and Innovations are willing to become Parties to the Agreement.

NOW, THEREFORE, in consideration of the foregoing and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.      Incorporation of the Agreement. All capitalized terms which are not defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the Parties hereto.

2.	Amendment of the Agreement. The Agreement is hereby amended by deleting the preamble in its entirety and inserting the following in its place:

“ THIS STANDSTILL AND OPTION AGREEMENT (this “Agreement”) is made and entered into this 22nd day of October, 2009 (the “Effective Date”), by and among Baxter Healthcare Corporation, a Delaware Corporation with a place of business at One Baxter Parkway, Deerfield, IL 60015 (“BHC”), Baxter Healthcare S.A., a corporation organized under the laws of Switzerland with a place of business at Thurgauerstrasse 130, 8152 Glattpark (Opfikon) Switzerland (“BHSA”), Baxter Innovations AG, a corporation organized under the laws of Austria with a place of business at Industriestrasse 67, 1221 Vienna, Austria (“Innovations” and, together with BHC and BHSA, “Baxter”) and Mcdgenics, Inc., a Delaware corporation with a place of business at Teradion Business Park, P.O. Box 14, Misgav 20179 Israel (“Medgenics”). Baxter and Medgenics arc each sometimes referred to herein as a “Party” and, collectively, as the “Parties”.”

3.
Effectuation. The amendment to the Agreement contemplated by this Amendment shall be deemed effective as of the date first written above upon the full execution of this Amendment and without any further action required by the Parties hereto. There arc no conditions precedent or subsequent to the effectiveness of this Amendment.

4.
Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof.

IN WITNESS WHEREOF, the Parties hereto have duly executed this First Amendment as of the date first above written.

BAXTER HEALTHCARE CORPORATION		MEDGENICS, INC

By:	/s/ Joy A. Amundson	By:	/s/ Andrew L. Pearlman
Name:	Joy A. Amundson	Name:	Andrew L. Pearlman
Title:	CVP/President Bioscience	Title:	CEO

BAXTER HEALTHCARE S.A.

By:	/s/ Ignacio Martinez de Lecea
Name:	Ignacio Martinez de Lecea
Title:	Corporate Counsel

By:	/s/ Paulin Noisel
Name:	Paulin Noisel
Title:	Corporate Counsel

BAXTER INNOVATIONS GmbH

By:	/s/ Christian Hrobar
Name:	Christian Hrobar
Title:	Corporate Counsel